UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           May 3, 2019

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGC	NASDAQ

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders was held on May 3, 2019 at which:

●

eight (8) directors were elected to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier resignation, removal from office or death;

●	the compensation of the named executive officers was approved, on an advisory basis;

●	the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers was approved, on an advisory basis, to be held every three (3) years; and

●	the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified.

Of the 15,343,736 shares outstanding and entitled to vote at the meeting, 14,048,954 shares were present either in person or by proxy.

The results of the shareholder votes were as follows:

Proposal 1:      Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Sidney Kirschner	11,977,193	230,448	10,146	1,831,167

Michael Benstock	12,081,011	126,998	9,778	1,831,167

Alan D. Schwartz	11,725,505	482,504	9,778	1,831,167

Robin Hensley	11,969,251	221,362	27,174	1,831,167

Paul Mellini	11,951,098	239,511	27,178	1,831,167

Todd Siegel	12,156,855	33,754	27,178	1,831,167

Venita Fields	12,175,721	14,892	27,174	1,831,167

Andrew D. Demott, Jr.	12,083,736	124,273	9,778	1,831,167

Proposal 2:  Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
11,950,041	198,760	68,986	1,831,167

Proposal 3: Approval, on an advisory basis, on whether the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers is every year, every two years or every three years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3,537,266	1,235,793	7,364,246	80,482	1,831,167

Proposal 4: Ratification of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
13,982,108	17,525	49,321	-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Michael Attinella
Name:	Michael Attinella
Title:	Chief Financial Officer and Treasurer

Date: May 6, 2019